Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

Third Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	1

Dispositions Following the Quarter	2

Portfolio Overview	2

Revolving Line of Credit	5

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	14

Additional Information	14

ICON ECI Fund Fifteen, L.P.

As of January 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended September 30, 2014.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with its initial offering on June 6, 2011 through the closing of the offering on June 6, 2013.  During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended September 30, 2014:

Tècnicas Maritimas Avanzadas, S.A. de C.V.
Investment Date:	8/27/2014	Collateral:	Two platform supply vessels valued at $61,000,000.
Structure:	Loan
Maturity Date:	8/27/2019
Facility Amount:	$29,000,000
Fund Participation:	$3,625,000

Premier Trailer Leasing, Inc.
Investment Date:	9/24/2014	Collateral:	Trailers valued at $272,373,000.
Structure:	Loan
Maturity Date:	9/24/2020
Facility Amount:	$20,000,000
Fund Participation:	$5,000,000

Investment Following the Quarter

The Fund made the following investment after the quarter ended September 30, 2014:

Inotera Memories, Inc.
Investment Date: Structure: Expiration Date: Purchase Price: The Fund's Investment:	11/5/2014 Lease 12/1/2016 $77,723,000 $15,263,000	Collateral:	An ASML Twinscan NXT 1970ci photolithograph immersion scanner used in semiconductor manufacturing valued at $77,723,000.

ICON ECI Fund Fifteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended September 30, 2014:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Disposition Date:	12/30/14
The Fund's Investment:	$2,500,000
Total Proceeds Received:	$3,315,000

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractor, stainless steel tank trailers and related equipment.
Disposition Date:	12/30/2014
The Fund's Investment:	$7,200,000
Total Proceeds Received:	$9,024,000

Superior Tube, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Disposition Date:	1/29/2015
The Fund's Investment:	$2,482,000
Total Proceeds Received:	$3,272,000

Portfolio Overview

As of September 30, 2014, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014
*As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. We are currently in discussions with VAS regarding refinancing its loan facility and/or extending the maturity date of the loan.

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Maturity Date:	11/22/2016

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 10/31/2015

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Maturity Date:	10/4/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Superior Tube Company, Inc.
Structure: Maturity Date:	Loan 10/1/2017	Collateral:	Equipment and related inventory used in oil field services business.

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

Heniff Transportation Systems, LLC
Structure: Maturity Date:	Loan 8/31/2016	Collateral:	Tractors, stainless steel tank trailers and related equipment.

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

Lubricating Specialties Company
Structure: Maturity Date:	Loan 8/1/2018	Collateral:	Liquid storage tanks, blending lines and packaging equipment.

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Maturity Date:	8/1/2016

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Varada Ten Pte. Ltd.
Structure: Maturity Date:	Loan 6/30/2022	Collateral:	One offshore supply vessel.

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/12/2024

Tècnicas Maritimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Two platform supply vessels.
Maturity Date:	8/27/2019

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	8/24/2020

Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. The Fund may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, the Fund is obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At September 30, 2014, there were no obligations outstanding under the Facility.

ICON ECI Fund Fifteen, L.P.
Performance Analysis

Capital Invested as of September 30, 2014	$202,350,318
Leverage Ratio	0.60:1*
% of Receivables Collected for the Quarter Ended September 30, 2014	100.00%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of January 31, 2015.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON ECI Fund Fifteen, L.P.
Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

Cash Available From Business Operations
for the Period January 1, 2014 through September 30, 2014

Cash balance at January 1, 2014	$24,297,314
Cash balance at September 30, 2014	$24,395,121

Net change in cash		$97,807

Add Back:
Distributions paid to partners from January 1, 2014 through September 30, 2014		$11,980,199

Investments made during the period
Investment in notes receivable	$9,009,923
Purchase of equipment	-
Investment in joint ventures	8,720,656
Investment by noncontrolling interests	(8,915)
		$17,721,664

Deduct:
Net equity raised during the period		$-

Cash Available from Business Operations (CABO)		$29,799,670	(1)

(1) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% were paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.

ICON ECI Fund Fifteen, L.P.
Transactions with Related Parties (continued)

For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2014 through September 30, 2014, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,025,147.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $40,226 and $119,802 for the three and nine months ended September 30, 2014, respectively. We paid distributions to our General Partner of $40,190 and $107,348 for the three and nine months ended September 30, 2013, respectively. Additionally, our General Partner’s interest in the net income attributable to us was $50,313 and $106,776 for the three and nine months ended September 30, 2014, respectively. Our General Partner’s interest in the net income attributable to us was $24,221 and $52,051 for the three and nine months ended September 30, 2013, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
Entity	Capacity	Description	2014	2013	2014	2013
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$-	$-	$-	$243,063
ICON Securities, LLC	Dealer-manager	Dealer-manager fees (2)	-	-	-	1,319,845
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	400,549	3,315,083	1,025,147	6,734,975
ICON Capital, LLC	Investment Manager	Management fees (4)	299,614	446,978	1,209,388	904,846
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (4)	372,023	1,003,109	1,475,822	3,046,339
Fund Fourteen	Noncontrolling interest	Interest expense (4)	103,150	101,279	304,655	295,018
			$1,175,336	$4,866,449	$4,015,012	$12,544,086

(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

At September 30, 2014, we had a net payable of $2,686,692 due to our General Partner and its affiliates that primarily consisted of a note payable of approximately $2,608,000 and accrued interest of $29,000 due to ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (“Fund Fourteen”) related to its noncontrolling interest in a vessel, the Lewek Ambassador, and administrative expense reimbursements of approximately $72,000 due to our Investment Manager.
At December 31, 2013, we had a net payable of $2,940,943 due to our General Partner and its affiliates that primarily consisted of a note payable of approximately $2,575,000 and accrued interest of $30,000 due to Fund Fourteen related to its noncontrolling interest in the Lewek Ambassador, and administrative expense reimbursements of approximately $494,000 due to our Investment Manager.

Transactions with Related Parties (continued)

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31,
	2014	2013
	(unaudited)

Assets
Cash	$24,395,121	$24,297,314
Net investment in notes receivable	70,044,852	80,709,528
Leased equipment at cost (less accumulated depreciation of
$21,301,217 and $13,007,968, respectively)	91,995,624	100,288,873
Net investment in finance leases	50,631,194	53,985,543
Investment in joint venture	22,170,324	13,142,459
Other assets	7,048,453	5,344,488
Total assets	$266,285,568	$277,768,205
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$85,932,909	$96,310,220
Due to General Partner and affiliates, net	2,686,692	2,940,943
Accrued expenses and other liabilities	10,945,425	10,718,057
Total liabilities	99,565,026	109,969,220

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	155,569,521	156,859,123
General Partner	(196,367)	(183,341)
Total partners' equity	155,373,154	156,675,782
Noncontrolling interests	11,347,388	11,123,203
Total equity	166,720,542	167,798,985
Total liabilities and equity	$266,285,568	$277,768,205

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue:
Finance income	$5,461,488	$3,162,950	$12,653,010	$8,258,748
Rental income	4,582,113	4,579,825	13,746,343	13,416,142
Income from investment in joint ventures	657,562	338,495	1,656,903	503,817
Other (loss) income	(266,129)	490,698	22,370	569,292
Total revenue	10,435,034	8,571,968	28,078,626	22,747,999

Expenses:
Management fees	299,614	446,978	1,209,388	904,846
Administrative expense reimbursements	372,023	1,003,109	1,475,822	3,046,339
General and administrative	316,226	249,192	1,378,755	884,264
Interest	1,267,001	1,258,106	3,897,104	3,537,798
Depreciation	2,764,416	2,763,166	8,293,249	8,076,134
Credit loss	-	-	-	12,530
Total expenses	5,019,280	5,720,551	16,254,318	16,461,911

Net income	5,415,754	2,851,417	11,824,308	6,286,088
Less: net income attributable to noncontrolling interests	384,491	429,317	1,146,737	1,080,932
Net income attributable to Fund Fifteen	$5,031,263	$2,422,100	$10,677,571	$5,205,156

Net income attributable to Fund Fifteen allocable to:
Limited partners	$4,980,950	$2,397,879	$10,570,795	$5,153,105
General Partner	50,313	24,221	106,776	52,051
	$5,031,263	$2,422,100	$10,677,571	$5,205,156

Weighted average number of limited partnership
interests outstanding	197,489	197,535	197,489	182,709
Net income attributable to Fund Fifteen per weighted average
limited partnership interests outstanding	$25.22	$12.14	$53.53	$28.20

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2013	197,489	$156,859,123	$(183,341)	$156,675,782	$11,123,203	$167,798,985

Net income	-	2,712,868	27,403	2,740,271	390,438	3,130,709
Distributions	-	(3,895,749)	(39,351)	(3,935,100)	(343,508)	(4,278,608)
Investments by noncontrolling interests	-	-	-	-	975	975
Balance, March 31, 2014 (unaudited)	197,489	155,676,242	(195,289)	155,480,953	11,171,108	166,652,061

Net income	-	2,876,977	29,060	2,906,037	371,808	3,277,845
Distributions	-	(3,982,322)	(40,225)	(4,022,547)	(63,277)	(4,085,824)
Investments by noncontrolling interests	-	-	-	-	7,940	7,940
Balance, June 30, 2014 (unaudited)	197,489	154,570,897	(206,454)	154,364,443	11,487,579	165,852,022

Net income	-	4,980,950	50,313	5,031,263	384,491	5,415,754
Distributions	-	(3,982,326)	(40,226)	(4,022,552)	(524,682)	(4,547,234)
Balance, September 30, 2014 (unaudited)	197,489	$155,569,521	$(196,367)	$155,373,154	$11,347,388	$166,720,542

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net income	$11,824,308	$6,286,088
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	1,248,362	1,016,587
Credit loss	-	12,530
Rental income paid directly to lenders by lessees	(4,256,169)	-
Income from investment in joint ventures	(1,656,903)	(503,817)
Depreciation	8,293,249	8,076,134
Interest expense on non-recourse financing paid directly to lenders by lessees	431,358	17,538
Interest expense from amortization of debt financing costs	157,099	172,673
Interest expense from amortization of seller's credit	223,641	212,172
Other financial loss (gain)	74,278	(467,573)
Paid-in-kind interest	32,527	123,579
Changes in operating assets and liabilities:
Other assets	(1,843,336)	(1,112,846)
Deferred revenue	(49,993)	131,403
Due to General Partner and affiliates, net	(286,778)	(681,990)
Distributions from joint ventures	485,251	-
Accrued expenses and other liabilities	247,864	3,002,917
Net cash provided by operating activities	14,924,758	16,285,395
Cash flows from investing activities:
Purchase of equipment	-	(22,034,131)
Investment in joint ventures	(8,720,656)	(12,297,208)
Principal received on finance leases	3,139,427	2,441,743
Investment in notes receivable	(9,009,923)	(49,612,749)
Distributions received from joint ventures in excess of profits	864,443	-
Principal received on notes receivable	18,355,009	6,594,389
Net cash provided by (used in) investing activities	4,628,300	(74,907,956)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(6,552,500)	(5,642,500)
Proceeds from non-recourse long-term debt	-	6,413,574
Sale of limited partnership interests	-	46,247,313
Sales and offering expenses paid	-	(4,282,689)
Deferred charges paid	-	(240,000)
Investments by noncontrolling interests	8,915	8,334,601
Distributions to noncontrolling interests	(931,467)	(1,335,082)
Repurchase of limited partnership interests	-	(95,909)
Distributions to partners	(11,980,199)	(10,734,817)
Net cash (used in) provided by financing activities	(19,455,251)	38,664,491
Net increase (decrease) in cash	97,807	(19,958,070)
Cash, beginning of period	24,297,314	37,990,933
Cash, end of period	$24,395,121	$18,032,863

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (continued)

	Nine Months Ended September 30,
	2014	2013
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,081,352	$2,473,488

Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses charged to equity	$-	$1,075,227
Equipment purchased with non-recourse long-term debt paid directly to lender	$-	$22,750,000
Equipment purchased with subordinated non-recourse financing provided by seller	$-	$(4,488,041)
Extinguishment of minimum rents receivable on net investment in finance lease	$-	$4,488,041
Interest reserve net against principal repayment of note receivable	$206,250	$-
Principal and interest on non-recourse long-term debt
paid directly to lenders by lessees	$4,256,169	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Dispositions During the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.